                                                                    Exhibit 99.1

                                                                    News Release

             TranSwitch Corporation Announces Fourth Quarter Results

                      Company Announces Workforce Reduction

(Shelton, CT) January 16, 2003 -- TranSwitch Corporation (NASDAQ: TXCC) announced today that it posted fourth quarter 2002 net revenues of $3.6 million and a net loss on a GAAP (Generally Accepted Accounting Principles) basis, of ($17.7) million, or ($0.20) per basic and diluted share. The net loss includes the following:

     o a $1.0 million charge to reflect the impairment of investments in non-publicly traded companies;

     o a $0.2 million restructuring benefit related to the sub-lease of excess facilities; and

     o a $0.4 million benefit related to the sale of previously reserved inventory.

The pro forma net loss for the fourth quarter of 2002 was ($17.3) million, or ($0.19) per diluted share. For comparison purposes, the net loss on a GAAP basis (as restated due to changing from the cost to the equity method of accounting for the Company's investment in OptiX Networks, Inc.) for the relevant 2001 and 2002 quarters was:

     o for the fourth quarter of 2001, the net loss was ($47.7) million, or ($0.52) per basic and diluted share; and

     o for the third quarter of 2002, the net loss was ($157.2) million, or ($1.74) per basic and diluted share.

For comparison purposes, the net loss on a pro-forma basis (as restated due to changing from the cost to the equity method of accounting for the Company's investment in OptiX Networks, Inc.) for the relevant 2001 and 2002 quarters was:

     o for the fourth quarter of 2001, the net loss was ($13.6) million, or ($0.15) per diluted share; and

     o for the third quarter of 2002, the net loss was ($17.9) million, or ($0.20) per diluted share.

"Although the conditions in the semiconductor and telecom marketplaces continue to be very challenging, the enthusiasm for the next generation of TranSwitch products is very encouraging," stated Dr. Santanu Das, Chairman of the Board, Chief Executive Officer and President of TranSwitch Corporation. "In the

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TranSwitch Corporation Announces Fourth Quarter Results       Page 2

fourth quarter, we secured 59 design wins at 31 customers, with over 40% of projected revenues at Tier 1 customers," continued Dr. Das.

"Our EtherMap family of products continues to build increasing customer momentum. We have shipped product to multiple customers and several OEMs (Original Equipment Manufacturers) are already testing their new generation systems based on the EtherMap-3 device. Some of these new designs include new cards that plug into existing systems already deployed in networks to either enhance their performance or to allow carriers to offer new services utilizing their existing SONET or SDH infrastructure. This is the highest level of interest we have seen on any new part introduced in TranSwitch's history," continued Dr. Das.

"In order to lower our operating expense run-rate, TranSwitch Corporation is in the process of reducing its workforce by approximately 25% by closing its Princeton, NJ design center, and reducing its staff in Boston, MA, and Shelton, CT. This workforce reduction will also impact a few of our European locations. This is the fourth workforce reduction the Company has undertaken in two years," stated Dr. Das. "This restructuring will result in an estimated $3.0 to $5.0 million charge to earnings in the first quarter 2003," continued Dr. Das.

"We are anticipating that first quarter 2003 product revenue will be approximately $3.0 million. We are estimating that our first quarter 2003 pro forma diluted net loss, excluding the restructuring charge mentioned above, will be in the range of $0.17 to $0.18 per share," stated Dr. Das. "When we look back on 2002, we will see that it will have been the toughest year in our industry's history," continued Dr. Das.

"The strategy that we have followed since the downturn has been to a) invest in research and development with a focused approach targeting particularly EoS / SONET products; b) reduce our operating expenses, as required; and c) continuously improve the strength of our balance sheet," commented Dr. Das.

"The customer enthusiasm for our new product offerings gives us the confidence that this strategy positions TranSwitch positively for the future," concluded Dr. Das.

TranSwitch Corporation also announced today that on December 19, 2002, it received a letter from The Nasdaq SmallCap Market stating that it is in compliance with Marketplace Rule 4310 (c)(4), which requires issuers to maintain a minimum bid price per share of $1.00.

There will be a conference call regarding this announcement on Thursday, January 16, 2003 at 5:30 p.m. eastern time. The dial-in number is 1-703-871-3021 using passcode 6352841#. The call will be recorded and a replay will be available for 10 business days at 1-703-925-2533 using the same passcode information beginning at 8:30 p.m. eastern time. Interested parties can also access the webcast via


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TranSwitch Corporation Announces Fourth Quarter Results       Page 3

www.vcall.com by clicking on the TranSwitch Corporation conference call link. This audio webcast will also be available on a replay basis for 10 business days.

About TranSwitch Corporation:

TranSwitch Corporation, headquartered in Shelton, Connecticut, is a leading developer and global supplier of innovative high-speed VLSI semiconductor solutions - Connectivity Engines (TM)- to original equipment manufacturers who serve three end-markets: the Worldwide Public Network Infrastructure, the Internet Infrastructure, and corporate Wide Area Networks (WANs). Combining its in-depth understanding of applicable global communication standards and its world-class expertise in semiconductor design, TranSwitch Corporation implements communications standards in VLSI solutions that deliver high levels of performance. Committed to providing high-quality products and service, TranSwitch is ISO 9001 registered. Detailed information on TranSwitch products, news announcements, seminars, service and support is available on TranSwitch's home page at the World Wide Web site - http://www.transwitch.com.

Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements regarding TranSwitch, its operations and its financial results involve risks and uncertainties, including without limitation risks of downturns in economic conditions generally and in the telecommunications and data communications markets and the semiconductor industry specifically; risks in product development and market acceptance of and demand for TranSwitch's products and products developed by TranSwitch's customers; risks of failing to attract and retain key managerial and technical personnel; risks associated with foreign sales and high customer concentration; risks associated with competition and competitive pricing pressures; risks associated with acquiring new businesses; risks relating to TranSwitch's indebtedness; risks of dependence on third-party VLSI fabrication facilities; risks related to intellectual property rights and litigation; risks in technology development and commercialization; and other risks detailed in TranSwitch's filings with the Securities and Exchange Commission.

   For more information contact:

   Peter J. Tallian, Chief Financial Officer
   TranSwitch Corporation
   Phone: 203/929-8810 ext. 2427
   Fax: 203/926-9453
   www.transwitch.com


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TranSwitch Corporation Announces Fourth Quarter Results       Page 4


                             TranSwitch Corporation
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (in thousands, except for per share amounts)

                                                                Three Months                 Twelve Months
                                                              Ended December 31,           Ended December 31,
                                                            2002             2001          2002          2001
                                                       ----------------  ------------- -------------- ------------
Net revenues:
   Product revenues                                           $  3,400        $ 4,486       $ 15,830      $58,260
   Service revenues                                                227             12            806          422
                                                       ----------------  ------------- -------------- ------------
       Total net revenues                                        3,627          4,498         16,636      $58,682

Cost of revenues:
   Cost of product revenues                                        839          2,198          4,988       21,042
   Cost of service revenues                                        113              -            959          221
   Provision for excess inventories                                  -         14,524          4,832       39,218
                                                       ----------------  ------------- -------------- ------------
       Total cost of revenues                                      952         16,722         10,779       60,481

Gross (loss) profit                                              2,675        (12,224)         5,857       (1,799)

Operating expenses:
   Research and development                                     13,036         14,686         53,523       49,324
   Marketing and sales                                           3,196          3,947         13,266       22,169
   General and administrative                                    1,492          2,477          7,306        9,024
   Impairment and amortization of goodwill                           -            670         59,901        2,476
   Restructuring (benefit) charges and asset impairments          (157)        32,332          3,895       34,223
   In-process research and development                               -              -          2,000       22,000
                                                       ----------------  ------------- -------------- ------------
       Total operating expenses                                 17,567         54,112        139,891      139,216
                                                       ----------------  ------------- -------------- ------------
Operating loss                                                 (14,892)       (66,336)      (134,034)    (141,015)

Other income (expense):
   Impairment of investments in non-publicly traded
      companies, at cost                                          (950)             -         (8,669)           -
   Net losses in equity of affiliates                           (1,557)          (722)        (3,405)      (1,962)
   Interest income (expense), net                                 (236)        (1,273)        (1,758)       2,608
                                                       ----------------  ------------- -------------- ------------
       Total other income (expense)                             (2,743)        (1,995)       (13,832)         646

Loss before income taxes and extraordinary gain                (17,635)       (68,331)      (147,866)    (140,369)
Income tax provision (benefit)                                      91        (21,640)        49,843      (38,850)
                                                       ----------------  ------------- -------------- ------------
Loss before extraordinary gain                                 (17,726)       (46,691)      (197,709)    (101,519)

Extraordinary gain from repurchase of 4.5%
convertible notes, net of income taxes of
$0 and $967 for the fourth quarter and $19,491 and
$13,214 for the twelve months, respectively                          -           (967)        32,485       22,093
                                                       ----------------  ------------- -------------- ------------
Net loss                                                     $ (17,726)     $ (47,658)     $(165,224)   $ (79,426)
                                                       ================  ============= ============== ============

Basic and diluted loss per common share:
 Loss before extraordinary gain                              $   (0.20)      $  (0.52)       $ (2.20)     $ (1.16)
 Extraordinary gain                                                  -              -           0.36         0.25
                                                       ----------------  ------------- -------------- ------------
 Net loss                                                    $   (0.20)      $  (0.52)       $ (1.84)     $ (0.91)
                                                       ================  ============= ============== ============

Basic and diluted average shares outstanding                    90,080         90,804         90,037       86,904

-----------------
1. These Consolidated Statements of Operations are presented in accordance with GAAP (Generally Accepted Accounting Principles).

2. For purposes of calculating diluted loss per common share, the assumed exercise of options and conversion of convertible notes into common stock are not taken into consideration as their effect is anti-dilutive for all periods presented.

3. Historical results have been restated to reflect the change from the cost to the equity method of accounting for the Company's investment in OptiX Networks, Inc., as required by GAAP.

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TranSwitch Corporation Announces Fourth Quarter Results       Page 5


                             TranSwitch Corporation
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  (in thousands, except for per share amounts)

                                                                Three Months                 Twelve Months
                                                              Ended December 31,           Ended December 31,
                                                            2002             2001          2002          2001
                                                       ----------------  ------------- -------------- ------------
Net revenues:
   Product revenues                                           $  3,400        $ 4,486       $ 15,830     $ 58,260
   Service revenues                                                227             12            806          422
                                                       ----------------  ------------- -------------- ------------
       Total net revenues                                        3,627          4,498         16,636       58,682

Cost of revenues:
   Cost of product revenues                                      1,287          2,198          7,171       21,042
   Cost of service revenues                                        113              -            959          221
                                                       ----------------  ------------- -------------- ------------
       Total cost of revenues                                    1,400          2,198          8,130       21,263

Gross profit                                                     2,227          2,300          8,506       37,419

Operating expenses:
   Research and development                                     12,981         14,622         53,133       49,260
   Marketing and sales                                           3,196          3,947         13,266       22,169
   General and administrative                                    1,492          2,477          7,306        9,024
                                                       ----------------  ------------- -------------- ------------
       Total operating expenses                                 17,669         21,046         73,705       80,453
                                                       ----------------  ------------- -------------- ------------
Operating loss                                                 (15,442)       (18,746)       (65,199)     (43,034)

Other income (expense):
   Net losses in equity of affiliates                           (1,557)          (722)        (3,405)      (1,962)
   Interest income (expense), net                                 (236)        (1,273)        (1,758)       2,608
                                                       ----------------  ------------- -------------- ------------
       Total other income (expense)                             (1,793)        (1,995)        (5,163)         646

Loss before income taxes                                       (17,235)       (20,741)       (70,362)     (42,388)
Income tax provision (benefit)                                      91         (7,086)       (11,795)     (14,465)
                                                       ----------------  ------------- -------------- ------------
Net loss                                                     $ (17,326)     $ (13,655)     $ (58,567)   $ (27,923)
                                                       ================  ============= ============== ============

Diluted loss per common share                                $   (0.19)       $ (0.15)       $ (0.65)     $ (0.32)

Diluted average shares outstanding                              90,080         90,804         90,037       86,904

-------------------
1. For purposes of preparing these Pro Forma Consolidated Statements of Operations, certain pro forma adjustments have been made and are included in the Reconciliation of Consolidated Statements of Operations to the Pro Forma Consolidated Statements of Operations. This is not a GAAP presentation.

2. For purposes of calculating diluted loss per common share, the assumed exercise of options and conversion of convertible notes into common stock are not taken into consideration as their effect is anti-dilutive for all periods presented.

3. Historical results have been restated to reflect the change from the cost to the equity method of accounting for the Company's investment in OptiX Networks, Inc., as required by GAAP.


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TranSwitch Corporation Announces Fourth Quarter Results       Page 6


                             Transwitch Corporation
         RECONCILIATION OF CONSOLIDATED STATEMENTS OF OPERATIONS TO THE
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                             (amounts in thousands)

                                                                           Three Months                       Twelve Months
                                                                        Ended December 31,                 Ended December 31,
                                                                      2002              2001              2002            2001
                                                                ------------------ ----------------  ---------------- --------------
Net loss, Consolidated Statements of Operations                      $   (17,726)       $ (47,658)       $ (165,224)     $ (79,426)

Provision for excess inventories                                               -           14,524             4,832         39,218

Benefit from the sale of excess inventories                                 (448)               -            (2,183)             -

Amortization of unearned compensation, goodwill and purchased
intangible assets                                                             55              734               390          2,539

Impairment of goodwill                                                         -                -            59,901              -

Purchased in-process research & development                                    -                -             2,000         22,000

Impairment of investments in non-publicly traded companies, at
cost                                                                         950                -             8,669              -

Restructuring charges and asset impairment expense (benefit)                (157)          32,332             3,895         34,223

Difference in income taxes                                                     -          (14,554)           61,638        (24,384)

Extraordinary gain from repurchase of 4.5% convertible notes,
net of income taxes                                                            -              967           (32,485)       (22,093)
                                                                ------------------ ----------------  ---------------- --------------
Net loss, Pro Forma Consolidated Statements of Operations            $   (17,326)       $ (13,655)       $  (58,567)     $ (27,923)
                                                                ================== ================  ================ ==============

-------------------
1. The purpose of the above schedule is to reconcile GAAP (Generally Accepted Accounting Principles) basis net loss from the "Consolidated Statements of Operations" to pro forma net loss from the "Pro Forma Consolidated Statements of Operations".

2. Historical results have been restated to reflect the change from the cost to the equity method of accounting for the Company's investment in OptiX Networks, Inc., as required by GAAP.

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TranSwitch Corporation Announces Fourth Quarter Results       Page 7


                             TranSwitch Corporation
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                                          December 31,       December 31,
                                                                              2002               2001
                                                                       ------------------- -----------------
                                Assets

Cash and short-term investments                                                 $ 183,647        $  409,592
Accounts receivable, net                                                            2,228             3,525
Inventories                                                                         4,658             8,227
Other current assets                                                                3,980             5,959
                                                                       ------------------- -----------------
Total current assets                                                              194,513           427,303
                                                                       ------------------- -----------------

Long-term investments (marketable securities)                                      21,819            26,582
Property and equipment, net                                                        17,219            18,946
Deferred income taxes, net                                                              -            65,536
Goodwill and purchased intangible assets, net                                       1,655            56,107
Other assets                                                                        8,147            21,890
                                                                       ------------------- -----------------
Total assets                                                                   $  243,353        $  616,364
                                                                       =================== =================

                 Liabilities and stockholders' equity

Accounts payable, accrued expenses and other current liabilities                $  16,022         $  22,246
Deferred revenues                                                                       -                51
Restructuring liabilities                                                           1,708             2,999
                                                                       ------------------- -----------------
Total current liabilities                                                          17,730            25,296
                                                                       ------------------- -----------------
Restructuring liabilities                                                          25,849            26,925
Convertible notes                                                                 114,113           314,050
                                                                       ------------------- -----------------
Total liabilities                                                                 157,692           366,271
                                                                       ------------------- -----------------
Total stockholders' equity                                                         85,661           250,093
                                                                       ------------------- -----------------
Total liabilities and stockholders' equity                                     $  243,353        $  616,364
                                                                       =================== =================

-------------------
1. Historical results have been restated to reflect the change from the cost to the equity method of accounting for the Company's investment in OptiX Networks, Inc., as required by GAAP.


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